Award Timing Disclosure	12 Months Ended
Jun. 30, 2025
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure
Grants of equity awards to our executive officers are generally determined and approved at our pre-scheduled quarterly Compensation and Human Capital Committee meetings whenever practicable, and the awards are granted in accordance with our equity grant policies and processes. In addition, the Committee approves the annual equity refresh grants, including performance-based awards, in the first quarter of each year. However, the Committee may otherwise approve the grant of equity awards outside of a pre-scheduled meeting in connection with a new hire, promotion, and other circumstances where our Committee deems it appropriate to make such grants.

Award Timing Predetermined	true